Inventory	6 Months Ended
Jun. 30, 2026
Inventory Disclosure [Abstract]
Inventory

6. Inventory

The Company’s inventories primarily consist hardware components supporting our retail analytics solutions, including foot-traffic sensors and related accessories, as well as document solutions equipment and supplies.

The carrying value of inventory was $1.2 million as of June 30, 2026 (Successor) and $0 as of December 31, 2025 (Predecessor). The June 30, 2026 balance reflects inventory acquired through the Company’s Portfolio Companies, while the December 31, 2025 balance reflects the historical inventory of CCCI, the Predecessor. Accordingly, the balances are not directly comparable. The inventories are stated at lower of cost or net realizable value, using the first-in, first-out (FIFO) method. All inventory on hand as of June 30, 2026 (Successor) is classified as finished goods available for sale.